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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber Emerging Markets Equity Fund dated December 21, 1998, in this Registration Statement (Form N-1A No. 33-50716) of PaineWebber Investment Trust II.


                                        /s/ Ernst & Young LLP
                                        ----------------------
                                        ERNST & YOUNG LLP

New York, New York
February 25, 1999